Exhibit 10.10
                                , 2006
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Re: Santa Monica Media Corporation Initial Public Offering
Ladies and Gentlemen:
This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) between Santa Monica Media Corporation, a Delaware corporation (the “Company”), Citigroup Global Markets Inc. (“Citigroup”) and Deutsche Bank Securities Inc. (“DBSI” and together with Citigroup, the “Representatives”) relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant, each of which is exercisable for one share of Common Stock (each, a “Warrant”).
In order to induce the Company and the Representatives to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon Santa Monica Capital Partners, LLC as a stockholder of the company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Santa Monica Capital Partners, LLC hereby agrees with the Representatives as follows:
Santa Monica Capital Partners, LLC represents and warrants that (i) the information furnished to the Company and the Representatives and attached hereto as Exhibit A is true and accurate in all respects (other than de minimis errors or omissions) and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, and (ii) the questionnaires furnished by Santa Monica Capital Partners, LLC to the Company and the Representatives are true and accurate in all respects. Santa Monica Capital Partners, LLC further represents and warrants that:
     (a) Santa Monica Capital Partners, LLC is not, and its control persons are not, subject to or a respondent in any legal action for any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practices relating to the offering of securities in any jurisdiction;
     (b) Santa Monica Capital Partners, LLC has never, and its control persons have never, been convicted of or pleaded guilty to any crime (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and is not currently a defendant in any such criminal proceeding; and
     (c) Santa Monica Capital Partners, LLC has never, and its control persons have never, been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.
Santa Monica Capital Partners, LLC acknowledges and understands that the Representatives and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.
This letter agreement shall be binding on Santa Monica Capital Partners, LLC and its successors, heirs, personal representatives and assigns.
This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
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No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

SANTA MONICA CAPITAL PARTNERS, LLC

By:
Name:
Title: Member

Accepted and agreed as of the date hereof:

CITIGROUP GLOBAL MARKETS INC.

Name:
Title:

DEUTSCHE BANK SECURITIES INC.

Name:
Title:

EXHIBIT A
Information
See attached.